SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  May 19, 2003
                                  ------------

                             United Bankshares, Inc.
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             (Exact name of registrant as specified in its charter)


        West Virginia No.              0-13322               55-0641179
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(State or other jurisdiction of (Commission File Number) (I.R.S. Employer
 incorporation or organization)                           Identification No.)


                                300 United Center
                            500 Virginia Street, East
                         Charleston, West Virginia 25301
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                    (Address of Principal Executive Offices)


                                 (304) 424-8800
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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             (Former name or address, if changed since last report)


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Item 5.  Other Events
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         On May 22, 2003 United Bankshares, Inc. ("United") announced a second quarter dividend of 25(cent) per share and a plan to repurchase up to 1.65 million shares of its common stock on the open market. The plan represents approximately 4% of the issued and outstanding shares of United. A copy of the press release is attached as Exhibit 99.1 to this report.


Item 7.  Financial Statements and Exhibits
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     (c)  Exhibits

     99.1 Press Release, dated May 22, 2003, issued by United Bankshares, Inc.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                UNITED BANKSHARES, INC.


Date:   May 22, 2003            By:  /s/ Steven E. Wilson
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                                     Steven E. Wilson, Executive Vice
                                     President, Treasurer, Secretary and
                                     Chief Financial Officer